UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 20, 2026
Date of Report (date of earliest event reported)

HILLS BANCORPORATION
(Exact name of registrant as specified in its charter)

Iowa	0-12668		42-1208067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

131 E. Main Street, PO Box 160	Hills	Iowa	52235
(Address of Principal Executive Offices)			(Zip Code)
(319) 679-2291
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure

Hills Bancorporation (the "Company") announced that its Board of Directors has approved a two-for-one (2-for-1) stock split of the Company's issued and outstanding shares of common stock, no par value.

"This stock split reflects the Board's confidence in the continued strength and growth of Hills Bancorporation," said Lisa Shileny, President of the Company. "By lowering our per-share price, we are signaling our optimism about the Company's future. We believe these steps will benefit our shareholders."

Under the terms of the stock split, each shareholder of record as of the close of business on June 1, 2026 will receive one additional share of common stock for every one share of common stock held as of that date. The additional shares will be distributed on June 8, 2026. As a result of the stock split, the Company's authorized shares of common stock will increase from 20,000,000 shares to 40,000,000 shares, all no par value.

All newly issued shares of common stock distributed pursuant to the stock split will be issued in book-entry form. No physical stock certificates will be provided. Shareholders will receive a statement from Computershare, the Company's transfer agent, reflecting the increase in shares held as a result of the stock split. Shareholders do not need to take any action to receive their additional shares.

All outstanding equity awards, including stock options and restricted stock awards, will be proportionally adjusted to reflect the stock split, with the number of shares doubled and applicable exercise prices on options reduced by one-half.
The Company will file Articles of Amendment with the Iowa Secretary of State to effectuate the stock split.

About Hills Bancorporation

Hills Bancorporation is an Iowa corporation and registered bank holding company headquartered in Iowa City, Iowa. The Company's common stock is quoted on the OTCID marketplace under the symbol "HBIA."

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Registrant's letter to shareholders dated April 20, 2026

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: April 24, 2026

/s/ Lisa A. Shileny
Lisa A Shileny,
Director, President and Chief Executive Officer